Exhibit 99.1

Power Integrations Reports First-Quarter Financial Results

Non-GAAP earnings increased 31 percent year-over-year to $0.47 per diluted share; GAAP earnings were $0.37 per diluted share

Cash flow from operations was $21.6 million; cash and investments increased $23.9 million during the quarter to $119.0 million

SAN JOSE, Calif.--(BUSINESS WIRE)--May 2, 2013--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended March 31, 2013. Net revenues for the quarter were $77.0 million, down three percent from the prior quarter and up seven percent from the first quarter of 2012. GAAP net income for the quarter was $10.9 million or $0.37 per diluted share, compared with $0.33 per diluted share in the prior quarter and $0.25 per diluted share in the first quarter of 2012. GAAP gross margin for the first quarter was 51.7 percent; operating margin was 11.8 percent.

In addition to its GAAP results, the company provided non-GAAP financial measures that exclude stock-based compensation expenses, certain acquisition-related expenses, charges related to SemiSouth Laboratories, non-cash interest income, and the tax effects of these items. Non-GAAP net income for the quarter was $14.0 million or $0.47 per diluted share, compared with $0.47 per diluted share in the prior quarter and $0.36 per diluted share in the first quarter of 2012. Non-GAAP gross margin for the first quarter was 52.9 percent; non-GAAP operating margin was 18.8 percent.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “First-quarter revenues were within our projected range, albeit toward the lower end due in large part to a decline of nearly 20 percent in revenues from the computer market. Nevertheless, recent trends indicate that the broader demand environment is improving. Revenues from industrial and consumer applications, which account for nearly 70 percent of our sales, both increased sequentially in the first quarter. Book-to-bill was well above 1.0 for the quarter as total bookings increased more than 10 percent sequentially. While economic conditions remain uncertain, we believe these factors point toward sequential growth in the second quarter, and we expect our revenues for Q2 to be between $79 million and $85 million.”

Additional Highlights

  Power Integrations paid a dividend of $0.08 per share on March 29, 2013. The next dividend of $0.08 per share is to be paid on June 28, 2013 to stockholders of record as of May 31, 2013.
  Power Integrations received 11 U.S. patents and 38 non-U.S. patents during the quarter and had a total of 542 U.S. patents and 419 non-U.S. patents as of March 31, 2013.

Financial Outlook

The company issued the following forecast for the second quarter of 2013:

  Second-quarter revenues are expected to be between $79 million and $85 million.
  Non-GAAP gross margin is expected to be between 52 percent and 53 percent. (Excludes from cost of revenues approximately $0.6 million of amortization of acquisition-related intangible assets and $0.4 million of stock-based compensation.) GAAP gross margin is expected to be between 51 percent and 52 percent.
  Non-GAAP operating expenses are expected to be approximately $27 million, plus or minus $0.5 million. (Excludes from GAAP operating expenses approximately $4 million of stock-based compensation expenses and $1 million of amortization expense for acquisition-related intangible assets.) GAAP operating expenses are expected to be $32 million, plus or minus $0.5 million.

Conference Call Today at 2:00 p.m. Pacific Time

Power Integrations management will hold a conference call today at 2:00 p.m. Pacific time. Members of the investment community can join the call by dialing 1-877-317-6789 from within the United States or 1-412-317-6789 from outside the U.S. The call will be available via a live and archived webcast on the investor section of the company's website, http://investors.powerint.com.

About Power Integrations

Power Integrations, Inc., is a Silicon Valley-based supplier of high-performance electronic components used in high-voltage power-conversion systems. The company’s integrated circuits and diodes enable compact, energy-efficient AC-DC power supplies for a vast range of electronic products including mobile devices, TVs, PCs, appliances, smart utility meters and LED lights. CONCEPT IGBT drivers enhance the efficiency, reliability and cost of high-power applications such as industrial motor drives, solar and wind energy systems, electric vehicles and high-voltage DC transmission. Since its introduction in 1998, Power Integrations’ EcoSmart® energy-efficiency technology has prevented billions of dollars’ worth of energy waste and millions of tons of carbon emissions. Reflecting the environmental benefits of the company’s products, Power Integrations’ stock is included in the NASDAQ® Clean Edge® Green Energy Index, The Cleantech Index®, and the Ardour Global IndexSM. For more information, including design-support tools and resources, please visit www.powerint.com; visit Power Integrations’ Green Room for a comprehensive guide to energy-efficiency standards around the world.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under Accounting Standard Codification 718-10, acquisition-related expenses, amortization of acquisition-related intangible assets and the fair-value write-up of acquired inventory, charges associated with SemiSouth, non-cash interest income, and the tax effects of the above items. The company uses these non-GAAP measures in its own financial and operational decision-making processes and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar non-GAAP measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release under the caption “Financial Outlook” and in Mr. Balakrishnan’s quote relating to the company’s projected second-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt changes. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; unfavorable fluctuations in component costs resulting from changes in commodity prices and/or the exchange rate between the U.S. dollar and the Japanese yen; and the challenges inherent in integrating and forecasting the performance of acquired businesses. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 22, 2013. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, EcoSmart and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per-share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012
NET REVENUES	$77,040	$79,170	$71,773

COST OF REVENUES	37,176	39,767	37,181

GROSS PROFIT	39,864	39,403	34,592

OPERATING EXPENSES:
Research and development	12,272	11,575	10,640
Sales and marketing	9,659	9,232	8,111
General and administrative	7,734	8,109	6,603
Amortization of acquisition-related intangible assets	1,122	1,122	28
Gain related to SemiSouth	-	(100)	-
Acquisition expenses	-	-	489
Total operating expenses	30,787	29,938	25,871

INCOME (LOSS) FROM OPERATIONS	9,077	9,465	8,721

Gain related to SemiSouth	-	192	-
Non-cash interest income	-	-	157
Other income (expense), net	217	(36)	458

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	9,294	9,621	9,336

PROVISION (BENEFIT) FOR INCOME TAXES	(1,609)	(96)	1,875

NET INCOME	$10,903	$9,717	$7,461

EARNINGS PER SHARE:
Basic	$0.38	$0.34	$0.26
Diluted	$0.37	$0.33	$0.25

SHARES USED IN PER-SHARE CALCULATION:
Basic	28,754	28,785	28,227
Diluted	29,783	29,436	29,435

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$264	$286	245
Research and development	1,106	1,349	1,120
Sales and marketing	829	884	747
General and administrative	1,437	1,185	919
Total stock-based compensation expense	$3,636	$3,704	$3,031

Cost of revenues includes:
Amortization of write-up of acquired inventory	$-	$1,459	$80
Amortization of acquisition-related intangible assets	$645	$645	$85

Operating expenses include:
Patent-litigation expenses	$1,399	$2,099	$1,296

REVENUE MIX BY END MARKET
Communications	22%	24%	27%
Computer	10%	12%	12%
Consumer	36%	33%	40%
Industrial	32%	31%	21%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended
	March 31, 2013	December 31, 2012	March 31, 2012
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$39,864	$39,403	$34,592
GAAP gross profit margin	51.7%	49.8%	48.2%

Stock-based compensation included in cost of revenues	264	286	245
Amortization of write-up of acquired inventory	-	1,459	80
Amortization of acquisition-related intangible assets	645	645	85

Non-GAAP gross profit	$40,773	$41,793	$35,002
Non-GAAP gross profit margin	52.9%	52.8%	48.8%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$30,787	$29,938	$25,871

Less: Stock-based compensation expense included in operating expenses
Research and development	1,106	1,349	1,120
Sales and marketing	829	884	747
General and administrative	1,437	1,185	919
Total	3,372	3,418	2,786

Acquisition expenses	-	-	489

Amortization of acquisition-related intangible assets	1,122	1,122	28

Gain related to SemiSouth	-	(100)	-

Non-GAAP operating expenses	$26,293	$25,498	$22,568

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$9,077	$9,465	$8,721
GAAP operating margin	11.8%	12.0%	12.2%

Add: Total stock-based compensation	3,636	3,704	3,031
Amortization of write-up of acquired inventory	-	1,459	80
Amortization of acquisition-related intangible assets	1,767	1,767	113
Acquisition expenses	-	-	489
Gain related to SemiSouth	-	(100)	-

Non-GAAP income from operations	$14,480	$16,295	$12,434
Non-GAAP operating margin	18.8%	20.6%	17.3%

RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(1,609)	$(96)	$1,875
GAAP effective tax rate	-17.3%	-1.0%	20.1%

Tax effect of adjustments to GAAP results	(2,295)	(2,634)	(304)

Non-GAAP provision for income taxes	$686	$2,538	$2,179
Non-GAAP effective tax rate	4.7%	15.6%	16.9%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$10,903	$9,717	$7,461

Adjustments to GAAP net income
Stock-based compensation	3,636	3,704	3,031
Amortization of write-up of acquired inventory	-	1,459	80
Amortization of acquisition-related intangible assets	1,767	1,767	113
Acquisition expenses	-	-	489
Non-cash interest income	-	-	(157)
Gain related to SemiSouth	-	(292)	-
Tax effect of items excluded from non-GAAP results	(2,295)	(2,634)	(304)

Non-GAAP net income	$14,011	$13,721	$10,713

Average shares outstanding for calculation of non-GAAP income per share (diluted)	29,783	29,436	29,435

Non-GAAP net income per share (diluted)	$0.47	$0.47	$0.36

GAAP income per share	$0.37	$0.33	$0.25

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$69,489	$63,394
Short-term marketable securities	49,530	31,766
Accounts receivable	14,739	7,326
Inventories	43,708	44,625
Deferred tax assets	349	352
Prepaid expenses and other current assets	13,296	17,401
Total current assets	191,111	164,864

PROPERTY AND EQUIPMENT, net	89,872	89,724
INTANGIBLE ASSETS, net	45,896	47,738
GOODWILL	80,599	80,599
DEFERRED TAX ASSETS	14,034	11,532
OTHER ASSETS	5,137	4,673
Total assets	$426,649	$399,130

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,743	$16,452
Accrued payroll and related expenses	6,713	6,720
Taxes payable	1,444	1,213
Deferred taxes	687	1,193
Deferred income on sales to distributors	14,487	11,550
Other accrued liabilities	4,022	3,439
Total current liabilities	47,096	40,567

LONG-TERM LIABILITIES
Income taxes payable	8,484	7,937
Deferred taxes	7,948	8,179
Pension liability	1,353	1,398

Total liabilities	64,881	58,081

STOCKHOLDERS' EQUITY:
Common stock	29	28
Additional paid-in capital	187,984	175,668
Accumulated other comprehensive income (loss)	(484)	(293)
Retained earnings	174,239	165,646
Total stockholders' equity	361,768	341,049
Total liabilities and stockholders' equity	$426,649	$399,130

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31, 2013	Dec. 31, 2012	March 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$10,903	$9,717	$7,461
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	3,975	3,830	3,732
Amortization of intangible assets	1,842	1,842	189
Gain related to SemiSouth	-	(292)	-
Gain on sale of property and equipment	-	-	(1)
Stock-based compensation expense	3,636	3,704	3,031
Amortization of premium on marketable securities	104	112	309
Non-cash interest income	-	-	(157)
Deferred income taxes	(3,236)	(2,072)	(327)
Decrease in accounts receivable allowances	(20)	(45)	-
Excess tax benefit from stock options exercised	-	(144)	(198)
Tax benefit (deficiency) associated with employee stock plans	-	(110)	782
Change in operating assets and liabilities:
Accounts receivable	(7,393)	3,824	(7,300)
Inventories	893	2,281	9,161
Prepaid expenses and other assets	3,928	327	1,306
Accounts payable	2,832	(2,771)	1,485
Taxes payable and other accrued liabilities	1,172	2,226	604
Deferred income on sales to distributors	2,936	(278)	1,490
Net cash provided by operating activities	21,572	22,151	21,567

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,950)	(4,177)	(7,471)
Proceeds from sale of property and equipment	-	-	2
Increase in financing lease receivables	-	-	(383)
Collections of financing lease receivables	-	-	299
Loan to SemiSouth	-	-	(18,000)
Payment of guarantee of SemiSouth debt	-	(15,200)	-
Purchases of marketable securities	(19,422)	-	-
Proceeds from maturities of marketable securities	1,500	3,675	6,065
Net cash used in investing activities	(21,872)	(15,702)	(19,488)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	8,705	3,975	6,457
Repurchase of common stock	-	(20,467)	-
Payments of dividends to stockholders	(2,310)	(1,454)	(1,415)
Excess tax benefit from stock options exercised	-	144	198
Net cash provided by (used in) financing activities	6,395	(17,802)	5,240

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,095	(11,353)	7,319

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	63,394	74,747	139,836

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$69,489	$63,394	$147,155

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
jshiffler@powerint.com